SECURITIES AND EXCHANGE COMMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 4, 2003


                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its Charter)


              TENNESSEE              00 0-27694            62-1201561
           (State or other       (Commission File       (IRS Employer
            jurisdiction             Number)          Identification Number)
            of incorporation)


        3800 FOREST HILL-IRENE ROAD, SUITE 100, MEMPHIS, TENNESSEE 38125
               (Address of principal executive offices)         (Zip Code)


                                 (901) 754-6577
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

c) Exhibits.

99.1 Press Release of SCB Computer Technology, Inc. (the "Company" dated December 4, 2003 reporting the Company's financial results for the second quarter ended October 31, 2003.


ITEM 12.          Results of Operations and Financial Condition

                  On December 4, 2003, the Company issued its press release announcing financial results for the second quarter ended October 31, 2003. A copy of the press release is attached as Exhibit 99.1.





























                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 04, 2003

            SCB COMPUTER TECHNOLOGY, INC.,

            By:      /s/ Michael J. Boling
               -----------------------------------------------------------
                     Michael J. Boling,
                     Executive Vice President and
                     Chief Financial Officer








                                  EXHIBIT INDEX

99.1              Press Release dated December 4, 2003